Q2 Fiscal 2021 Letter to Shareholders i it

• We grew our active clients to nearly 3.9 million as of January 30, 2021, an increase of 408,000 or 11.8% year- over-year, and 110,000 quarter-over-quarter. With this client addition, we have added more active clients in the last two quarters than we did in all of fiscal 2020. • We delivered $504.1 million in net revenue, representing 11.6% year-over-year growth, a net loss of $21.0 million, and an adjusted EBITDA1 loss of $8.9 million. • Our Women’s category delivered its highest year-over-year first Fix growth in the past five years, which translated to consolidated first Fix growth of nearly 50% year-over-year. This resulted in a quarter-over- quarter increase in active clients of 110,000, more than twice what we delivered in our prior holiday quarter. • We enhanced our Fix offering by expanding the rollout of Fix preview and introducing live styling, both features aimed at bolstering client conversion, feedback loops and lifetime value. • We scaled direct buy, which to date has served nearly one quarter of our Women’s active clients and is delivering incremental lifetime value. Q2 Fiscal 2021 Highlights: Dear Shareholder: 2 Q2’21 Highlights ACTIVE CLIENTS 3.9 million 11.8% YoY growth NET REVENUE $504.1 million 11.6% YoY growth GROSS PROFIT $216.3 million 42.9% of net revenue NET INCOME $(21.0) million (4.2)% of net revenue ADJUSTED EBITDA1 $(8.9) million (1.8)% of net revenue We are pleased to share our second quarter results today and highlight three themes that demonstrate our business momentum. First, clients continue to migrate to our offering at the highest rates we have seen in years, and we are excited about the opportunity to accelerate our share gains over time. Second, we are evolving our Fix offering to enhance conversion and retention of new and existing clients. And third, direct buy is resonating with our existing customers, and we are preparing to roll it out to first-time clients at the end of Q4’21. Combined, our demand strength, product innovation and planned launch of direct buy to new clients give us confidence as we look to the quarters ahead. With this in mind, we do also see near-term factors that we describe later in this letter that we expect will impact the back half of this fiscal year and, as a result, we have updated our fiscal 2021 outlook. 1 We define adjusted EBITDA as net income (loss) excluding interest (income) expense, provision (benefit) for income taxes, other (income) expense, net, depreciation and amortization, and stock-based compensation expense. For more information regarding adjusted EBITDA and other non-GAAP financial measures discussed in this letter, please see the reconciliations of our non- GAAP measurements to their most directly comparable GAAP-based financial measurements included at the end of this letter.

For Q2 fiscal 2021, which ended January 30, 2021, we generated net revenue of $504.1 million, reflecting 11.6% growth year-over-year. Within our Fix offering, first Fix shipments in the quarter increased to their highest growth level in five years. However, due to the pandemic, carriers faced unprecedented volume during the holidays and we saw increased cycle times. This resulted in us not being able to recognize all the revenue for Fixes we shipped during the quarter. We define cycle time as the duration between when we style items for a Fix and when we receive and process any items back from the client in our warehouses, and unlike other e-Commerce companies, we recognize revenue for Fixes at client checkout, not at the point of shipment. Adjusting for the impact of these increased cycle times, we believe Q2’21 revenue would have been within our guidance range. In response to these delays, we have made adjustments in our ship planning process to ensure we meet our promised delivery dates, we are taking steps to diversify our outbound carrier mix, and we are partnering with our primary carrier, the United States Postal Service, to process our returns more efficiently. In January of Q2’21, direct buy helped us achieve our strongest month over month revenue growth of any January on record, and demonstrated the power of our new offering to complement our core Fix form factor. That said, we also learned more during the holiday period about seasonality of direct buy – we saw a softer holiday performance than we anticipated, and believe that self-purchase behavior subsides in this window – similar to what we have historically seen in our Fix offering – and is replaced with a gifting mindset. In Q2’21, we also grew active clients to nearly 3.9 million, representing an increase of 408,000 clients, or 11.8% growth year-over-year and an increase of 110,000 clients quarter-over-quarter. With this growth, we have generated more clients in the last two quarters than we did in all of fiscal year 2020, and we plan to continue expanding our client base in the remainder of fiscal 2021. As we look out to 2H’21, we continue to see significant opportunity. We are seeing first-time clients migrating to Stitch Fix at multi-year highs and, to support this demand, we are investing across inventory, styling and operations to have the product and throughput to serve these clients well. We believe that these demand trends, combined with our investments in new products and innovation, position us well for the remainder of fiscal 2021 and the years ahead. 3

Our Women’s category delivered its highest year-over-year first Fix growth in the past five years, which translated to consolidated first Fix growth of nearly 50% year-over-year. This resulted in a quarter-over- quarter increase in active clients of 110,000, more than twice what we delivered in our prior holiday quarter. The first COVID-19 stay-at-home government mandates were enacted nearly one year ago. This resulted in a share shift acceleration online as consumers moved away from predominantly shopping for apparel in physical stores. Industry observers estimate that approximately five years worth of online share shift occurred in the past year alone, and forecasts now call for nearly half of U.S. apparel spend to have moved online by 2025. As a result, we believe that consumers’ embrace of our offering is here to stay and the demand trends and client growth we are seeing demonstrate that our model of personalized discovery and radical convenience position us well to capture more than our fair share. As the country begins to reopen and the broader environment normalizes, we believe overall demand for apparel will increase and we will be incredibly well positioned to win. In Q2’21, growth in first Fix shipments accelerated to nearly 50% year- over-year, which was our highest growth since 2016, and was up from over 25% growth in Q1’21. This growth was driven primarily by strength in our Women’s category, which delivered its highest year-over-year first Fix growth in the past five years. Given that our Women’s category comprises the large majority of our business and addressable market, this acceleration is particularly exciting and highlights our strong product/market fit and the migration that is underway. We enhanced our Fix offering by expanding the rollout of Fix preview and introducing live styling, both features aimed at bolstering client conversion, feedback loops and lifetime value. We continue to evolve our Fix offering by leveraging our data science capabilities and capitalizing on our large, talented styling team to deliver stronger client outcomes and cement long-lasting relationships. Our vision is to elevate our nearly 6,000 stylists – who we view as a unique competitive advantage in our personalized offering – as style experts, and as a result, we are investing in product experiences that we believe will drive greater personalization, increase wallet share, and enhance lifetime value. Q2’21 Business Highlights: 4

Fix Preview The first of these experiences is Fix preview which, as we shared in Q1’21, gives clients the opportunity to view proposed items for their next Fix before it ships. We expect Fix preview to increase client conversion rates because we give clients more agency in the Fix experience. An added benefit of this feature is that we are also able to collect rich and meaningful feedback that improves the efficacy and efficiency of our algorithms. Initial results from our Fix preview launch, which included nearly half of U.K. clients, demonstrated strong client engagement with nearly three quarters of these clients opting-in for the feature as of Q2’21. When compared to outcomes without Fix preview, we also saw higher keep rates, which drove a 10% increase in average order value, and improved client retention. With these encouraging results, we recently scaled Fix preview to 100% of our U.K. clients and we plan to ramp it to all of our U.S. clients by the end of the fiscal 2021. Live Styling We are also investing in additional client-facing experiences that further leverage our stylists to deliver personalized, collaborative engagement that extends beyond the transaction to form long-lasting relationships. One of these experiences that we have begun incubating is “live styling” where clients join their stylist for a 30-minute session hosted via video call to talk through styling advice, and to partner with their stylist to co-create their Fix. As this offering evolves, we believe that it will improve client retention and deepen client trust with the help and guidance that our stylists are able to offer. While still early, experiences like Fix preview and live styling enhance our interactions with clients and thus, the quality and dimension of data we gather from those interactions. These multi-touch points provide an opportunity to learn additional ways clients would like to engage with our offering, creating jumping-off points for new experiences that we may pursue in the future. To accelerate the rollout of these product experiences, we are investing for the long-term by growing our stylist community and product engineering teams. Over time, we believe this will allow us to increase conversion, improve client outcomes, and expand lifetime value. 5

We scaled direct buy, which to date has served nearly one quarter of our Women’s active clients and is delivering incremental lifetime value. Since launching direct buy a year ago, the offering continues to scale among our existing clients with increasing client engagement and greater purchase behavior. With nearly one quarter of our Women’s active clients having made a direct buy purchase to date, we are pleased to see such strong engagement from our largest client category. In addition, since launch, nearly two-thirds of these Women’s clients have returned to make a repeat purchase within six months of their initial purchase. We have also found that clients we have acquired through paid marketing channels in the past few quarters are actively engaging with direct buy and are delivering higher early lifetime values than previous cohorts. Specifically, we have seen that these clients are generating more cumulative contribution profit in their first three and six months than clients one year ago who were largely Fix clients only. This incrementality gives us more optimism to believe that as our direct buy offering expands, client lifetime values will continue to grow. The momentum and client engagement we have seen increases our confidence as we look to introduce direct buy to new clients at the end of this fiscal year. We have a solid foundation in place and our development efforts are largely focused now on expanding the experience for first-time clients. This includes evolving our client onboarding process and user interface, tightening logistics and operations, and streamlining clients’ style collection information. Specifically within the client experience, we are focused on expanding the breadth of our assortment to accommodate clients’ individual preferences, while balancing the browse and discovery experience to ensure direct buy remains highly personalized and engaging. We believe that taking the time to optimize the experience in this way will allow us to more effectively scale direct buy and bring the offering to life for first time clients later this fiscal year. Our goal is to help clients begin their journey with Stitch Fix in the best possible way – starting with either Fix or direct buy – as soon as they enter our ecosystem, and we expect that direct buy will help drive greater engagement and fuel client acquisition in the years ahead by unlocking the full addressable apparel market. 6

Active Clients We grew our active client count to nearly 3.9 million as of January 30, 2021, an increase of 408,000 or 11.8% year over year. This also resulted in 110,000 net active clients quarter over quarter, which is more than twice what we delivered in Q2’20. As a reminder, we define an active client as a client who checked out a Fix or was shipped an item using our direct buy functionality in the preceding 52 weeks, measured as of the last day of that period. A client checks out a Fix when he or she indicates which items he or she is keeping through our mobile app or website. We consider each Men’s, Women’s, or Kids account as a client, even if they share the same household. Net Revenue In Q2’21, we generated net revenue of $504.1 million, compared to $451.8 million in Q2’20, representing growth of 11.6% year over year and an increase in growth over Q1’21. Revenue for the quarter was impacted by both increased cycle times for Fixes, which were largely related to carrier and client delays, as well as direct buy’s softer-than-anticipated performance during the holiday period. Adjusting for the impact of these increased cycle times, we believe Q2’21 revenue would have been within our guidance range. Net revenue per active client for the second quarter was $467, or 6.8% lower than the prior year, consistent with our expectations. As a reminder, net revenue per active client is based on net revenue over the last four fiscal quarters divided by the ending number of active clients in the most recent quarter. Therefore, the decline in Q2’21 was driven primarily by our increasing new client growth. With an influx of new clients that are early in their spending journey with us, revenue per client may be lower until these new cohorts of clients have more time on our platform. In addition, our trailing four quarter calculation continues to include the impact of our Q3’20 COVID trough, which we will lap next quarter. Gross Margin Q2’21 gross margin was 42.9%, compared to 44.8% in Q2’20, a decrease of 190 basis points. This was primarily driven by increased shipping expenses, largely due to higher rates with our carriers. In addition, the decline was impacted by increased inventory reserves due to higher inventory levels, as well as some select Men’s inventory targeted for near-term clearance. This was a function of our Men’s category rebounding more slowly from the impact of the pandemic than Women’s and Kids, as we believe men are shopping less frequently during these COVID times, but expect these trends to improve as we emerge from this backdrop. 2 Discounts, sales tax, and estimated refunds are deducted from revenue to arrive at net revenue. Q2’21 Financial Highlights: 7 3,465 3,418 3,522 3,763 3,873 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 ACTIVE CLIENTS (000s) $451.8 $371.7 $443.4 $490.4 $504.1 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 NET REVENUE ($M)2 43.7% 44.6% 44.1% 44.8% 42.9% FY'18 FY'19 FY'20 Q2'20 Q2'21 GROSS MARGIN (%)

Selling, General & Administrative Expenses Q2’21 SG&A was $256.7 million, or 50.9% of net revenue, compared to Q2’20 SG&A of $193.7 million, or 42.9% of net revenue. The increase year over year was driven by higher compensation and benefits expenses, including increased wages at our fulfillment centers tied to an hourly wage increase to at least $15 per hour for all full-time U.S. warehouse associate employees. In addition, it reflected higher marketing expenses and increased COVID-related costs. Advertising. Q2’21 advertising expense increased year over year to $42.0 million from $35.6 million in Q2’20. Advertising as a percentage of net revenue was 8.3% in Q2’21 compared to 7.9% in the same period in the prior year.3 During the holiday period, we saw higher CPAs in certain channels so we pulled back on advertising in December. Entering January, we saw a significant improvement in CPAs and increased our advertising spend accordingly, which contributed to our strongest month-over-month growth in revenue and active client additions of any January on record. Net Income and Earnings Per Share Q2’21 net loss was $21.0 million, or (4.2)% of net revenue, compared to Q2’20 net income of $11.4 million, or 2.5% of net revenue. Q2’21 diluted loss per share was $(0.20). In Q2’20, diluted earnings per share was $0.11.4 On March 27, 2020, the U.S. enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), which permits net operating loss (“NOL”) carryovers and carrybacks to offset 100% of taxable income for tax years beginning before 2021 and allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. In Q2’21, our net loss included a tax benefit from the NOL carryback provisions of the CARES Act. Adjusted EBITDA Q2’21 adjusted EBITDA was $(8.9) million, or (1.8)% of net revenue, compared to Q2’20 adjusted EBITDA of $30.1 million, or 6.7% of net revenue. This reflects lower revenue in the quarter, higher shipping costs, and investments in our people and operations. As a reminder, we no longer include stock-based compensation in our adjusted EBITDA calculation. Balance Sheet and Cash Flow In fiscal 2021 year to date, we delivered free cash flow6 of $(8.2) million, and ended the quarter with no debt and $369.4 million in cash, cash equivalents, and highly rated securities. During this period, our capital expenditures totaled $13.9 million, or 1.4% of net revenue. 3 Advertising expenses include the costs associated with the production of advertising, television, radio, and online advertising. 4 All earnings (loss) per share figures reflect amounts attributable to common stockholders. 5 We define adjusted EBITDA as net income (loss) excluding interest (income) expense, provision (benefit) for income taxes, other (income) expense, net, depreciation and amortization, and stock-based compensation expense. 6 We define free cash flow as cash flows (used in) provided by operating activities reduced by purchases of property and equipment that are included in cash flows provided by (used in) investing activities. 8 40.2% 43.1% 47.1% 42.9% 50.9% FY'18 FY'19 FY'20 Q2'20 Q2'21 SG&A (%) $44.9 $36.9 ($67.1) $11.4 ($21.0) FY'18 FY'19 FY'20 Q2'20 Q2'21 NET INCOME (LOSS) ($M) $69.0 $74.8 $38.4 $30.1 ($8.9) FY'18 FY'19 FY'20 Q2'20 Q2'21 ADJUSTED EBITDA ($M)5

Guidance:

We are seeing strong new client acquisition trends, healthy auto-ship retention levels, and increasing client engagement with direct buy. That said, there are also near-term factors that may impact the back half of fiscal 2021 and are reflected in our updated guidance for the full year.

First, we saw longer cycle times in Q2'21 that persisted in February that we believe could impact revenue in the second half of the year. These longer cycle times, mainly comprising carrier and client delays, impact in-period revenue recognition and can delay subsequent Fix orders given that a large majority of our clients receive recurring Fix shipments. In addition, there is still a lot of uncertainty given COVID, and as a result, we are taking a more measured approach to our outlook.

Second, on our direct buy offering, we are very excited by the momentum we have seen with our existing clients and we look forward to rolling it out to first-time clients. Our product teams have been focused on expanding features of the user experience to ensure that direct buy is a great experience from the outset to onboard new-to-Stitch Fix clients. As such, we plan to continue testing the product throughout fiscal Q3'21 and into Q4'21 before our full-scale product launch in late fiscal Q4'21. This rollout timing also plays a role in our revised guidance.

Our financial outlook for Q3'21, which ends on May 1, 2021, and for fiscal 2021, which ends on July 31, 2021, is as follows:

	Q3'21	
Net Revenue	\$505 – \$515 million	36% – 39% YoY growth
Adj. EBITDA	\$(9) – \$(5) million	(1.8)% – (1.0)% margin

	FY'21 - Updated	
Net Revenue	\$2.02 – \$2.05 billion	18% – 20% YoY growth

Our Q3'21 adjusted EBITDA guidance reflects our ongoing investments in advertising, operations and styling. While we expect these investments to benefit client growth in the quarters to come, they will also weigh on adjusted EBITDA in the near term.

From an investment standpoint, given that there are several moving pieces including the precise timing of product launches, we are holding off on providing full year adjusted EBITDA guidance at this time.

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10 Closing We will host a conference call and earnings webcast at 2:00pm Pacific time/5:00pm Eastern time today to discuss these results. Interested parties can access the call by dialing 800-458-4121 in the U.S. or 323-794-2093 internationally, using conference code 9716592. A live webcast will also be available on Stitch Fix’s investor relations website at investors.stitchfix.com. Thank you for taking the time to read our letter, and we look forward to your questions on our call this afternoon. Sincerely, Katrina Lake, Founder and CEO Elizabeth Spaulding, President Dan Jedda, CFO MEDIA CONTACT media@stitchfix.com INVESTOR RELATIONS CONTACT ir@stitchfix.com For more information regarding the non- GAAP financial measures discussed in this letter, please see "Non-GAAP Financial Measures," below, including the reconciliations of our non-GAAP measures to their most directly comparable GAAP financial measures included at the end of this letter.

Stitch Fix, Inc. Condensed Consolidated Balance Sheets (Unaudited) (In thousands, except share and per share amounts) 11 January 30, 2021 August 1, 2020 Assets Current assets: Cash and cash equivalents $ 140,031 $ 143,455 Short-term investments 166,957 143,037 Inventory, net 182,422 124,816 Prepaid expenses and other current assets 49,911 55,002 Total current assets 539,321 466,310 Long-term investments 62,395 95,097 Federal income tax receivable 44,896 742 Property and equipment, net 73,576 70,369 Operating lease right-of-use assets 130,291 132,615 Other long-term assets 5,543 4,296 Total assets $ 856,022 $ 769,429 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable $ 96,788 $ 85,177 Operating lease liabilities 25,718 24,333 Accrued liabilities 116,647 77,590 Gift card liability 12,259 8,590 Deferred revenue 14,953 13,059 Other current liabilities 8,344 3,406 Total current liabilities 274,709 212,155 Operating lease liabilities, net of current portion 134,341 140,175 Other long-term liabilities 13,438 16,062 Total liabilities 422,488 368,392 Stockholders’ equity: Class A common stock, $0.00002 par value 1 1 Class B common stock, $0.00002 par value 1 1 Additional paid-in capital 392,205 348,750 Accumulated other comprehensive income (loss) 3,268 2,728 Retained earnings 38,059 49,557 Total stockholders’ equity 433,534 401,037 Total liabilities and stockholders’ equity $ 856,022 $ 769,429

Stitch Fix, Inc. Condensed Consolidated Statements of Operations and Comprehensive Income (Unaudited) (In thousands, except share and per share amounts) 12 For the Three Months Ended For the Six Months Ended January 30, 2021 February 1, 2020 January 30, 2021 February 1, 2020 Revenue, net $ 504,087 $ 451,784 $ 994,510 $ 896,599 Cost of goods sold 287,744 249,597 558,716 493,110 Gross profit 216,343 202,187 435,794 403,489 Selling, general, and administrative expenses 256,694 193,689 495,678 394,831 Operating income (loss) (40,351) 8,498 (59,884) 8,658 Interest (income) expense (642) (1,477) (1,803) (3,130) Other (income) expense, net 107 28 312 862 Income (loss) before income taxes (39,816) 9,947 (58,393) 10,926 Provision (benefit) for income taxes (18,777) (1,484) (46,895) (327) Net income (loss) $ (21,039) $ 11,431 $ (11,498) $ 11,253 Other comprehensive income (loss): Change in unrealized gain (loss) on available-for-sale securities, net of tax (388) 247 (1,051) 75 Foreign currency translation 1,929 651 1,591 2,406 Total other comprehensive income (loss), net of tax 1,541 898 540 2,481 Comprehensive income (loss) $ (19,498) $ 12,329 $ (10,958) $ 13,734 Net income (loss) attributable to common stockholders: Basic $ (21,039) $ 11,431 $ (11,498) $ 11,253 Diluted $ (21,039) $ 11,431 $ (11,498) $ 11,253 Earnings (loss) per share attributable to common stockholders: Basic $ (0.20) $ 0.11 $ (0.11) $ 0.11 Diluted $ (0.20) $ 0.11 $ (0.11) $ 0.11 Weighted-average shares used to compute earnings (loss) per share attributable to common stockholders: Basic 105,544,515 102,045,087 104,840,283 101,801,666 Diluted 105,544,515 104,637,548 104,840,283 104,018,782

Stitch Fix, Inc. Condensed Consolidated Statements of Cash Flow (Unaudited) (In thousands) 13 For the Six Months Ended January 30, 2021 February 1, 2020 Cash Flows from Operating Activities Net income (loss) $ (11,498) $ 11,253 Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Deferred income taxes — (4,865) Inventory reserves 4,619 2,831 Stock-based compensation expense 44,684 27,881 Depreciation, amortization, and accretion 14,206 10,347 Other 214 71 Change in operating assets and liabilities: Inventory (62,024) (31,586) Prepaid expenses and other assets 2,524 5,167 Long-term federal income tax receivable (44,154) — Operating lease right-of-use assets and liabilities (793) 141 Accounts payable 11,261 (4,870) Accrued liabilities 38,763 15,254 Deferred revenue 1,884 (729) Gift card liability 3,669 3,160 Other liabilities 2,311 4,187 Net cash provided by (used in) operating activities 5,666 38,242 Cash Flows from Investing Activities Purchases of property and equipment (13,894) (11,446) Purchases of securities available-for-sale (112,646) (129,925) Sales of securities available-for-sale 29,317 14,095 Maturities of securities available-for-sale 90,439 81,675 Net cash provided by (used in) investing activities (6,784) (45,601) Cash Flows from Financing Activities Proceeds from the exercise of stock options, net 20,539 5,658 Payments for tax withholding related to vesting of restricted stock units (24,116) (5,256) Net cash provided by (used in) financing activities (3,577) 402 Net increase (decrease) in cash and cash equivalents (4,695) (6,957) Effect of exchange rate changes on cash 1,271 2,014 Cash and cash equivalents at beginning of period 143,455 170,932 Cash and cash equivalents at end of period $ 140,031 $ 165,989 Supplemental Disclosure Cash paid for income taxes $ 227 $ 90 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Purchases of property and equipment included in accounts payable and accrued liabilities $ 5,530 $ 4,474 Capitalized stock-based compensation $ 2,348 $ 893 Leasehold improvements paid by landlord $ — $ 7,406

Non-GAAP Financial Measures We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, management believes that certain non-GAAP financial measures provide users of our financial information with additional useful information in evaluating our performance. We believe that adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, and that this supplemental measure facilitates comparisons between companies. We believe free cash flow is an important metric because it represents a measure of how much cash from operations we have available for discretionary and non-discretionary items after the deduction of capital expenditures. These non-GAAP financial measures may be different than similarly titled measures used by other companies. Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with GAAP. There are several limitations related to the use of our non-GAAP financial measures as compared to the closest comparable GAAP measures. Some of these limitations include: • adjusted EBITDA excludes interest (income) expense and other (income) expense, net, as these items are not components of our core business; • adjusted EBITDA does not reflect our tax provision (benefit), which may increase or decrease cash available to us; • adjusted EBITDA excludes the recurring, non-cash expenses of depreciation and amortization of property and equipment and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future; • adjusted EBITDA excludes the non-cash expense of stock-based compensation, which has been, and will continue to be for the foreseeable future, an important part of how we attract and retain our employees and a significant recurring expense in our business; and • free cash flow does not represent the total residual cash flow available for discretionary purposes and does not reflect our future contractual commitments. We have not reconciled our adjusted EBITDA outlook to GAAP net income (loss) because we do not provide an outlook for GAAP net income (loss) due to the uncertainty and potential variability of other income (expense), net, and provision for (benefit from) income taxes, which are reconciling items between adjusted EBITDA metric and GAAP net income (loss). Because such items cannot be reasonably predicted, we are unable to provide a reconciliation of the non-GAAP financial measure outlook to the corresponding GAAP measure. However, such items could have a significant impact on GAAP net income (loss) 14

We define free cash flow as cash flows provided by (used in) operating activities reduced by purchases of property and equipment that are included in cash flows used in investing activities. The following table presents a reconciliation of cash flows provided by (used in) operating activities, the most comparable GAAP financial measure, to free cash flow for each of the periods presented: 15 We define adjusted EBITDA as net income (loss) excluding interest (income) expense, provision (benefit) for income taxes, other (income) expense, net, depreciation and amortization, and stock-based compensation expense. The following table presents a reconciliation of net income (loss), the most comparable GAAP financial measure, to adjusted EBITDA for each of the periods presented For the Three Months Ended For the Six Months Ended (in thousands) January 30, 2021 February 1, 2020 January 30, 2021 February 1, 2020 Net income (loss) $ (21,039) $ 11,431 $ (11,498) $ 11,253 Add (deduct): Interest (income) expense (642) (1,477) (1,803) (3,130) Provision (benefit) for income taxes (18,777) (1,484) (46,895) (327) Other (income) expense, net 107 28 312 862 Depreciation and amortization 6,664 5,804 13,123 10,770 Stock-based compensation expense 24,759 15,755 44,684 27,881 Adjusted EBITDA $ (8,928) $ 30,057 $ (2,077) $ 47,309 For the Six Months Ended (in thousands) January 30, 2021 February 1, 2020 Free cash flow reconciliation: Cash flows provided by (used in) operating activities $ 5,666 $ 38,242 Deduct: Purchases of property and equipment (13,894) (11,446) Free cash flow $ (8,228) $ 26,796 Cash flows provided by (used in) investing activities $ (6,784) $ (45,601) Cash flows provided by (used in) financing activities $ (3,577) $ 402

16 Operating Metrics We define an active client as a client who checked out a Fix or was shipped an item using our direct buy functionality in the preceding 52 weeks, measured as of the last day of that period. A client checks out a Fix when she indicates what items she is keeping through our mobile application or on our website. We consider each Men’s, Women’s, or Kids account as a client, even if they share the same household. We calculate net revenue per active client based on net revenue over the preceding four fiscal quarters divided by the number of active clients, measured as of the last day of the period. (1) Fiscal year 2019 was a 53-week year, with the extra week occurring in the quarter ended August 3, 2019. Therefore, net revenue per active client for the quarters ended May 2, 2020 and February 1, 2020, includes the impact of the extra week of revenue. January 30, 2021 October 31, 2020 August 1, 2020 May 2, 2020 February 1, 2020 Active clients (in thousands) 3,873 3,763 3,522 3,418 3,465 Net revenue per active client(1) $ 467 $ 467 $ 486 $ 498 $ 501

17 Forward-Looking Statements This shareholder letter and the related conference call and webcast contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact could be deemed forward looking, including but not limited to statements regarding our expectations for future financial performance, including our profitability and long-term targets; guidance on financial results for the third quarter and full year of 2021; the momentum of our business; the impact of the COVID-19 pandemic on consumer purchasing behavior; the rate of client migration to our offering; the share shift, and forecasted continued shift, to online shopping and our ability to capture market share; that the overall demand for apparel will increase as the broader market normalizes; our expected conversion and retention of new and existing clients; the success of our direct-buy functionality and the timing and plans for its launch to first time clients; that direct buy will help drive greater engagement and fuel client acquisition by unlocking the full addressable apparel market; our ability to respond to cycle time delays; that demand in our Men’s offering will improve as we emerge from the COVID-19 pandemic; that investments across our Fix and direct buy offerings will increase the relevance of our service, increase the value we get from clients, expand our addressable market, and allow us to play in the full suite of shopping occasions; that the expansion of direct buy will increase client lifetime values; that investments in product experiences will drive greater personalization, increase wallet share, and enhance lifetime value; our plans to expand our “Fix Preview” initiative and its impact on client conversion rates, client satisfaction, client retention, keep rate and average order value; our newly launched “live styling” experience and whether it will improve client retention and deepen client trust; our plans to grow our styling community and product engineering team; our ability to move to a multi-inventory model and whether such model will allow us to meaningfully expand selection, attract more clients, drive higher demand, and accelerate growth; our ability to leverage our engineering and data science capabilities to drive efficiencies in our business and enhance our ability to personalize our service and offerings; whether our marketing investments and initiatives to create personalized advertising will be effective in acquiring, engaging and retaining clients; our ability to determine optimal marketing and advertising methods; and the resilience of our warehouse network. These statements involve substantial risks and uncertainties, including risks and uncertainties related to the ongoing COVID-19 pandemic, our responses to the pandemic, the responses of our clients, competitors, suppliers, governmental authorities, and public health officials; our ability to generate sufficient net revenue to offset our costs; the growth of our market and consumer behavior; our ability to acquire, engage, and retain clients; our ability to provide offerings and services that achieve market acceptance; our data science and technology, stylists, operations, marketing initiatives, and other key strategic areas; risks related to our inventory; risks related to our supply chain, sourcing of materials and shipping of merchandise; risks related to international operations; and other risks described in the filings we make with the SEC. Further information on these and other factors that could cause our financial results, performance, and achievements to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in filings we make with the SEC from time to time, including in the section titled “Risk Factors” in our Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2020. These documents are available on the SEC Filings section of the Investor Relations section of our website at: https://investors.stitchfix.com. We undertake no obligation to update any forward-looking statements made in this shareholder letter to reflect events or circumstances after the date of this shareholder letter or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made.

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